Freddie Mac Loan No. 981222048

                       EXCEPTIONS TO NON-RECOURSE GUARANTY
                       -----------------------------------
                                  (CALIFORNIA)


         This Exceptions to Non-Recourse Guaranty ("Guaranty") is entered into as of December 18, 1999, by the undersigned person(s) (the "Guarantor" whether one or more), for the benefit of GLASER FINANCIAL GROUP, INC., a Minnesota corporation, and/or any subsequent holder of the Note (the "Lender").

                                    RECITALS

         A. THE WOODSIDE BUSINESS TRUST, a Delaware statutory business trust (the "Borrower") has requested that Lender make a loan to Borrower in the amount of $31,500,000.00 (the "Loan"). The Loan will be evidenced by a Multifamily Note from Borrower to Lender dated as of the date of this Guaranty (the "Note"). The Note will be secured by a Multifamily Mortgage, Deed of Trust, or Deed to Secure Debt dated the same date as the Note, executed and delivered by the Borrower to the Lender encumbering the real property described therein (the "Property").

         B. BROOKDALE LIVING COMMUNITIES OF CALIFORNIA - RC, INC., a Delaware corporation ("Brookdale California - RC") is leasing the Property from Borrower, as lessor pursuant to the terms of a certain Lease dated December 18, 1998, entered into by and between Borrower and Brookdale California - RC ("Operator Lease") and as further security for repayment of the Loan, Brookdale California
- RC is executing and delivering to Lender its Multifamily Guaranty Agreement dated as of the date hereof (" Multifamily Guaranty Agreement") and as security for payment and performance of the Multifamily Guaranty Agreement, Brookdale California - RC is executing and delivering to Lender a certain Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of the date hereof (the "Security Instrument") encumbering the leasehold interest in the Property created by the Operator Lease.

         C. Guarantor will materially benefit from the Loan and as a condition to making the Loan to Borrower, Lender requires that the Guarantor execute this Guaranty.

         NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, and in consideration thereof, Guarantor agrees as follows:

         1. "Indebtedness" and other capitalized terms used but not defined in this Guaranty shall have the meanings assigned to them in the Security Instrument.


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         2.  Section 2 of the  Guaranty  is amended in its  entirety  to read as
follows:   "Guarantor  hereby   absolutely,   unconditionally   and  irrevocably
guarantees to Lender the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, and the full and prompt performance when due of all of the following:

         (a) All amounts for which Brookdale California - RC is personally liable under paragraphs 6 (c) through 6 (f) of the Security Instrument.

         (b) The payment and performance of all of Brookdale California - RC's obligations under Section 18 of the Security Instrument.

         (c) The entire Indebtedness in the event that (i) Brookdale  California
         - RC voluntarily files for bankruptcy protection under the United States Bankruptcy Code or voluntarily becomes subject to any reorganization, receivership, insolvency proceeding or other similar proceeding pursuant to any other federal or state law affecting debtor and creditor rights, or (ii) any order for relief is entered against Brookdale California - RC in any involuntary bankruptcy filing by any creditor of Brookdale California - RC other than Lender pursuant to the United States Bankruptcy Code or other federal or state law affecting debtor and creditor rights.

         (d) All costs and expenses, including reasonable fees and out-of-pocket expenses of attorneys and expert witnesses, incurred by Lender in enforcing its rights under this Guaranty."

For purposes of determining Guarantor's liability under this Guaranty, all payments made by Brookdale California - RC with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument shall be applied first to the portion of the Indebtedness for which neither Brookdale California - RC nor Guarantor has personal liability.

         3. The obligations of Guarantor under this Guaranty shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Security Instrument, and, in addition, the obligations of Guarantor relating to Brookdale California - RC's obligations under Section 18 of the Security Instrument shall survive any repayment or discharge of the Indebtedness.

         4.   Guarantor's   obligations   under  this  Guaranty   constitute  an
unconditional guaranty of payment and not merely a guaranty of collection.

         5. The obligations of Guarantor under this Guaranty shall be performed without demand by Lender and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Note, the Security Instrument, or any other Loan Document, and without


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regard to any other  circumstance  which might  otherwise  constitute a legal or equitable discharge of a surety or a guarantor. Guarantor hereby waives any and all benefits and defenses under California Civil Code Section 2810 and agrees that by doing so Guarantor shall be liable even if Brookdale California - RC had no liability at the time of execution of the Note, the Security Instrument or any other Loan Document, or thereafter ceases to be liable. Guarantor hereby waives any and all benefits and defenses under California Civil Code Section 2809 and agrees that by doing so Guarantor's liability may be larger in amount and more burdensome than that of Brookdale California - RC. Guarantor hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and agrees that Guarantor's obligations shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Guarantor hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing, Guarantor hereby waives, to the fullest extent permitted by law, diligence in collecting the Indebtedness, presentment, demand for payment, protest, all notices with respect to the Note, the Security Instrument and this Guaranty which may be required by statute, rule of law or otherwise to preserve Lender's rights against Guarantor under this Guaranty, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Brookdale California - RC of any obligation or indebtedness. Guarantor also waives, to the fullest extent permitted by law, all rights to require Lender to (a) proceed against Brookdale California - RC or any other guarantor of Brookdale California - RC's payment or performance with respect to the Indebtedness (an "Other Guarantor") (b) if Brookdale California - RC or any Other Guarantor is a partnership, proceed against any general partner of Brookdale California - RC or the Other Guarantor,
(c) proceed against or exhaust any collateral held by Lender to secure the repayment of the Indebtedness, or (d) pursue any other remedy it may now or hereafter have against Brookdale California - RC, or, if Brookdale California - RC is a partnership, any general partner of Brookdale California - RC, including any and all benefits under California Civil Code Sections 2845, 2849 and 2850.

         6. Guarantor understands that the exercise by Lender of certain rights and remedies contained in the Security Instrument (such as a nonjudicial foreclosure sale) may affect or eliminate Guarantor's right of subrogation against Brookdale California - RC and that Guarantor may therefore incur a partially or totally nonreimburseable liability under this Guaranty. Nevertheless, Guarantor hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations under this Guaranty shall be absolute, independent and unconditional under any and all circumstances. Guarantor expressly waives any defense (which defense, if Guarantor had not given this waiver, Guarantor might otherwise have) to a judgment against Guarantor by reason of a nonjudicial foreclosure.


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Without  limiting the generality of the foregoing,  Guarantor  hereby  expressly waives any and all benefits under (i) California Code of Civil Procedure Section 580a (which Section, if Guarantor had not given this waiver, would otherwise limit Guarantor's liability after a nonjudicial foreclosure sale to the difference between the obligations of Guarantor under this Guaranty and the fair market value of the property or interests sold a such nonjudicial foreclosure sale), (ii) California Code of Civil Procedure Sections 580b and 580d (which Sections, if Guarantor had not given this waiver, would otherwise limit Lender's
right  to  recover  a  deficiency   judgment  with  respect  to  purchase  money
obligations and after a nonjudicial foreclosure sale, respectively), and (iii) California Code of Civil Procedure Section 726 (which Section, if Guarantor had not given this waiver, among other things, would otherwise require Lender to exhaust all of its security before a personal judgment could be obtained for a deficiency). Notwithstanding any foreclosure of the lien of the Security Instrument, whether by the exercise of the power of sale contained in the Security Instrument, by an action for judicial foreclosure or by Lender's acceptance of a deed in lieu of foreclosure, Guarantor shall remain bound under this Guaranty.

         7. In accordance with Section 2856 of the California Civil Code, Guarantor also waives any right or defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the Indebtedness) destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor (after payment of the obligations guaranteed by Guarantor under this Guaranty) to proceed against Brookdale California - RC for reimbursement, or both, by operation of Section 580d of the Code of Civil Procedure or otherwise.

         8. In accordance with Section 2856 of the California Civil Code, Guarantor waives any and all other rights and defenses available to Guarantor by reason of Sections 2787 through 2855, inclusive, of the California Civil Code, including any and all rights or defenses Guarantor may have by reason of protection afforded to Brookdale California - RC with respect to any of the obligations of Guarantor under this Guaranty pursuant to the antideficiency or other laws of the State of California limiting or discharging Brookdale California - RC's Indebtedness, including Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure.

         9. In accordance with Section 2856 of the California Civil Code, Guarantor agrees to withhold the exercise of any and all subrogation and reimbursement rights against Brookdale California - RC, against any other person, and against any collateral or security for the Indebtedness, including any such rights pursuant to Sections 2847 and 2848 of the California Civil Code, until the Indebtedness has been indefeasibly paid and satisfied in full, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of its right, title and interest in such collateral or security.

         10. At any time or from time to time and any number of times, without notice to Guarantor and without affecting the liability of Guarantor, (a) the time for payment of the principal of or interest on the Indebtedness may be extended or the Indebtedness may be renewed


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in whole or in part; (b) the time for Brookdale California - RC's performance of or compliance with any covenant or agreement contained in the Note, the Security Instrument or any other Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived;
(c) the maturity of the Indebtedness may be accelerated as provided in the Note, the Security Instrument, or any other Loan Document; (d) the Note, the Security Instrument, or any other Loan Document may be modified or amended by Lender and Brookdale California - RC in any respect, including, but not limited to, an increase in the principal amount; and (e) any security for the Indebtedness may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Indebtedness.

         11. If more than one person executes this Guaranty, the obligations of those persons under this Guaranty shall be joint and several. Lender, in its sole and absolute discretion, may (a) bring suit against Guarantor, or any one or more of the persons constituting Guarantor, and any Other Guarantor, jointly and severally, or against any one or more of them; (b) compromise or settle with any one or more of the persons constituting Guarantor for such consideration as Lender may deem proper; (c) release one or more of the persons constituting Guarantor, or any Other Guarantor, from liability; and (d) otherwise deal with Guarantor and any Other Guarantor, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from Guarantor any amount guaranteed by Guarantor under this Guaranty. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of Guarantor with respect to any Other Guarantor.

         12. Any indebtedness of Brookdale California - RC held by Guarantor now or in the future is and shall be subordinated to the Indebtedness and any such indebtedness of Brookdale California - RC shall be collected, enforced and received by Guarantor, as trustee for Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

         13. Guarantor shall have no right of, and hereby waives any claim for, subrogation or reimbursement against Brookdale California - RC or any general partner of Brookdale California - RC by reason of any payment by Guarantor under this Guaranty, whether such right or claim arises at law or in equity or under any contract or statute, until the Indebtedness has been paid in full and there has expired the maximum possible period thereafter during which any payment made by Brookdale California - RC to Lender with respect to the Indebtedness could be deemed a preference under the United States Bankruptcy Code.

         14. If any payment by Brookdale California - RC is held to constitute a preference under any applicable bankruptcy, insolvency, or similar laws, or if for any other reason Lender is required to refund any sums to Brookdale California - RC, such refund shall not constitute a release of any liability of Guarantor under this Guaranty. It is the intention of Lender and


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Guarantor  that  Guarantor's  obligations  under  this  Guaranty  shall  not  be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

         15. Guarantor shall from time to time, upon request by Lender, deliver to Lender such financial statements as Lender may reasonably require.

         16. Lender may assign its rights under this Guaranty in whole or in part and upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall include, in addition to Lender, any lawful owner, holder or pledgee of the Note.

         17. This Guaranty and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Guaranty and the other Loan Documents. Guarantor acknowledges that it has received copies of the Note and all other Loan Documents. Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement.

         18. Guarantor agrees that any controversy arising under or in relation to this Guaranty shall be litigated exclusively in the jurisdiction where the Land is located (the "Property Jurisdiction"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Guaranty, the Note, the Security Instrument or any other Loan Document. Guarantor irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

         19. GUARANTOR AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY OR THE RELATIONSHIP BETWEEN THE PARTIES AS GUARANTOR AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.


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         20. Any notice,  demand,  request,  statement or consent made hereunder shall be in writing, signed by the party giving such notice, request, demand, statement, or consent, and shall be deemed to have been properly given when either delivered personally, delivered to a reputable overnight delivery service providing a receipt or deposited in the United States mail, postage prepaid and registered or certified return receipt requested, at the address set forth below, or at such other address within the continental United States of America as may theretofore have been designated in writing. The effective date of any notice given as aforesaid shall be the date of personal service, one (1) Business Day (as defined in the Security Instrumnet) after delivery to such overnight delivery service, or three (3) Business Days after being deposited in the United States mail, whichever is applicable. For purposes hereof, the addresses are as follows:

                  If to Lender:      Glaser Financial Group, Inc.
                                     2550 University Avenue West, #310N
                                     St. Paul, Minnesota   55114
                                     Attention:  Mortgage Servicing


                  If to Guarantor:   Brookdale Living Communities, Inc.
                                     77 West Wacker Drive, Suite 4400
                                     Chicago, Illinois  60601
                                     Attention:  Darrel W. Copeland


                  With a copy to:    Brookdale Living Communities, Inc.
                                     77 West Wacker Drive, Suite 4400
                                     Chicago, Illinois  60601
                                     Attention:  Robert S. Rudnik



         ATTACHED EXHIBIT.  The following Exhibit is attached to this Guaranty:

                       Exhibit A     Modifications to Guaranty


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         IN WITNESS WHEREOF, Guarantor has signed and delivered this Guaranty or has caused this Guaranty to be signed and delivered by its duly authorized representative.

                                     BROOKDALE LIVING COMMUNITIES, INC.
                                     a Delaware corporation


                                     By:  ----------------------------------
                                     Its: ----------------------------------

STATE OF ------------)
                     )
COUNTY OF -----------)

         On December ---, 1998, before me,  -----------------------,  personally appeared  ---------------------,  the  --------------------- of Brookdale Living
Communities Inc., a Delaware corporation, personally know to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed same in the authorized capacity, and that his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                     -----------------------------------------
                                     Notary Public


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